--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 14, 2007


                               GLOBAL PARTNERS LP
             (Exact name of registrant as specified in its charter)

          Delaware                   001-32593                   74-3140887
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


                                  P.O. Box 9161
                                800 South Street
                        Waltham, Massachusetts 02454-9161
                    (Address of Principal Executive Offices)


                                 (781) 894-8800
              (Registrant's telephone number, including area code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


--------------------------------------------------------------------------------

Item 2.01 Completion of Acquisition or Disposition of Assets.


        The Partnership previously announced that Global Companies LLC ("Global"), a wholly owned subsidiary of the Partnership, had entered into a Terminals Sale and Purchase Agreement (the "Terminals Purchase Agreement") with ExxonMobil Oil Corporation ("ExxonMobil"), pursuant to which Global agreed to acquire two refined products terminals in Glenwood Landing and Inwood, NY from ExxonMobil for a total purchase price of $34.7 million (the "Terminals Acquisition"). The description of the Terminals Acquisition contained in the Partnership's 8-K filed on July 10, 2007, as amended by the Partnership's 8-K filed on August 20, 2007, is incorporated herein by reference. On November 14, 2007, the Terminals Acquisition was completed and Global acquired the two refined products terminals.

Item 7.01 Regulation FD Disclosure.

        On November 15, 2007, the Partnership issued a press release announcing the closing of the Terminals Acquisition. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

        In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act").


Item 9.01. Financial Statements and Exhibits

         In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibit 99.1 shall not be deemed to be "filed" for purposes of
Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act.


       (d)      Exhibit
                -------

       99.1*    Global Partners LP Press Release dated November 15, 2007


          * Furnished herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GLOBAL PARTNERS LP
                                        By: Global GP LLC,
                                            its general partner



Dated:  November 15, 2007                   By: /s/ Edward J. Faneuil
                                                --------------------------------
                                                Executive Vice President,
                                                General Counsel and Secretary

                                  EXHIBIT INDEX

  Exhibit
  Number                                 Description
-----------     ----------------------------------------------------------------
   99.1*        Global Partners LP Press Release dated November 15, 2007


* Furnished herewith